             [LETTERHEAD OF GOODWIN, PROCTER & HOAR APPEARS HERE]


                               August 30, 1989

Van Eck Investment Trust
122 East 42nd Street
New York, New York 10163

Gentlemen:

    As counsel to Van Eck Investment Trust (the "Trust"), we have been asked to render our opinion in connection with the proposed issuance by the Trust of an indefinite number of shares of beneficial interest, $.001 par value, of the Gold and Natural Resources Fund and Global Bond Fund (the "Shares"), separate series of the Trust which have been established and designated in Section 4.2 of
Article IV of the Trust's Master Trust Agreement dated January 7, 1987, as amended, all as more fully described in the Prospectus (the "Prospectus") and Statement of Additional Information ("Statement of Additional Information") contained in Pre-Effective Amendment No. 2 ("Pre-Effective Amendment No. 211") to Registration Statement No. 33-13019 filed by the Trust.

    We have examined the Master Trust Agreement of the Trust, as amended, the By-Laws of the Trust, the minutes of meetings and written consents of the Board of Trustees of the Trust, the Prospectus, Statement of Additional Information and such other documents, records and certificates as we deemed necessary for the purposes of this opinion.

    Based upon the foregoing, we are of the opinion that the Trust has been duly organized and is validly existing pursuant to the laws of The Commonwealth of Massachusetts, and that the Shares, when sold in accordance with the terms of the Prospectus and Statement of Additional Information in effect at the time of sale, will be legally issued, fully paid and non-assessable by the Trust.

    We consent to being named in the Prospectus and Statement of Additional Information and to the filing of this opinion as an exhibit to Pre-Effective Amendment No. 2.

                                   Very truly yours,

                                   /s/ Goodwin, Procter & Hoar
                                   GOODWIN, PROCTER & HOAR

             [LETTERHEAD OF GOODWIN, PROCTER & HOAR APPEARS HERE]

                               August 30, 1989

Van Eck Investment Trust
122 East 42nd Street
New York, New York 10168

Gentlemen:

    As counsel to Van Eck Investment Trust (the "Trust"), we have been asked to render our opinion in connection with the proposed issuance by the Trust of an indefinite number of shares of beneficial interest, $.001 par value, of the Gold and Natural Resources Fund and Global Bond Fund (the "Shares"), separate series of the Trust which have been established and designated in Section 4.2 of
Article IV of the Trust's Master Trust Agreement dated January 7, 1987, as amended, all as more fully described in the Prospectus (the "Prospectus") and Statement of Additional Information ("Statement of Additional Information") contained in Pre-Effective Amendment No. 2 ("Pre-Effective Amendment No. 211") to Registration Statement No. 33-13019 filed by the Trust.

    We have examined the Master Trust Agreement of the Trust, as amended, the By-Laws of the Trust, the minutes of meetings and written consents of the Board of Trustees of the Trust, the Prospectus, Statement of Additional Information and such other documents, records and certificates as we deemed necessary for the purposes of this opinion.

    Based upon the foregoing, we are of the opinion that the Trust has been duly organized and is validly existing pursuant to the laws of The Commonwealth of Massachusetts, and that the Shares, when sold in accordance with the terms of the Prospectus and Statement of Additional Information in effect at the time of sale, will be legally issued, fully paid and non-assessable by the Trust.

    We consent to being named in the Prospectus and Statement of Additional Information and to the filing of this opinion as an exhibit to Pre-Effective Amendment No. 2.

                                  Very truly yours,


                                  /s/ Goodwin, Procter & Hoar
                                  GOODWIN, PROCTER & HOAR

             [LETTERHEAD OF GOODWIN, PROCTER & HOAR APPEARS HERE]


                               August 30, 1989

Van Eck Investment Trust
122 East 42nd Street
New York, New York 10168

Gentlemen:

    As counsel to Van Eck Investment Trust (the "Trust"), we have been asked to render our opinion in connection with the proposed issuance by the Trust of an indefinite number of shares of beneficial interest, $.001 par value, of the Gold and Natural Resources Fund and Global Bond Fund (the "Shares"), separate series of the Trust which have been established and designated in Section 4.2 of
Article IV of the Trust's Master Trust Agreement dated January 7, 1987, as amended, all as more fully described in the Prospectus (the "Prospectus") and Statement of Additional Information ("Statement of Additional Information") contained in Pre-Effective Amendment No. 2 ("Pre-Effective Amendment No. 2") to Registration Statement No. 33-13019 filed by the Trust.

    We have examined the Master Trust Agreement of the Trust, as amended, the By-Laws of the Trust, the minutes of meetings and written consents of the Board of Trustees of the Trust, the Prospectus, Statement of Additional Information and such other documents, records and certificates as we deemed necessary for the purposes of this opinion.

    Based upon the foregoing, we are of the opinion that the Trust has been duly organized and is validly existing pursuant to the laws of The Commonwealth of Massachusetts, and that the Shares, when sold in accordance with the terms of the Prospectus and Statement of Additional Information in effect at the time of sale, will be legally issued, fully paid and non-assessable by the Trust.

    We consent to being named in the Prospectus and Statement of Additional Information and to the filing of this opinion as an exhibit to Pre-Effective Amendment No. 2.

                                   Very truly yours,

                                   /s/ Goodwin, Procter & Hoar
                                   GOODWIN, PROCTER & HOAR

             [LETTERHEAD OF GOODWIN, PROCTER & HOAR APPEARS HERE]


                               August 30, 1989


Van Eck Investment Trust
122 East 42nd Street
New York, New York 10168

Gentlemen:

    As counsel to Van Eck Investment Trust (the "Trust"), we have been asked to render our opinion in connection with the proposed issuance by the Trust of an indefinite number of shares of beneficial interest, $.001 par value, of the Gold and Natural Resources Fund and Global Bond Fund (the "Shares"), separate series of the Trust which have been established and designated in Section 4.2 of
Article IV of the Trust's Master Trust Agreement dated January 7, 1987, as amended, all as more fully described in the Prospectus (the "Prospectus") and Statement of Additional Information ("Statement of Additional Information") contained in Pre-Effective Amendment No. 2 ("Pre-Effective Amendment No. 2") to Registration Statement No. 33-13019 filed by the Trust.

    We have examined the Master Trust Agreement of the Trust, as amended, the By-Laws of the Trust, the minutes of meetings and written consents of the Board of Trustees of the Trust, the Prospectus, Statement of Additional Information and such other documents, records and certificates as we deemed necessary for the purposes of this opinion.

    Based upon the foregoing, we are of the opinion that the Trust has been duly organized and is validly existing pursuant to the laws of The Commonwealth of Massachusetts, and that the Shares, when sold in accordance with the terms of the Prospectus and Statement of Additional Information in effect at the time of sale, will be legally issued, fully paid and non-assessable by the Trust.

    We consent to being named in the Prospectus and Statement of Additional Information and to the filing of this opinion as an exhibit to Pre-Effective Amendment No. 2.

                                   Very truly yours,


                                   /s/ Goodwin, Procter & Hoar
                                   GOODWIN, PROCTER & HOAR

             [LETTERHEAD OF GOODWIN, PROCTER & HOAR APPEARS HERE]

                                August 25, 1995


Van Eck Worldwide Insurance Trust
99 Park Avenue
New York, New York 10016

Gentlemen:

     As counsel to Van Eck Worldwide Insurance Trust (the "Trust"), a Massachusetts business trust, we have been asked to render our opinion with respect to the issuance of shares of beneficial interest, par value $.001 per share, of the Trust (the "Shares") representing interests in the Worldwide Smallcap Fund, Worldwide Balanced Fund, Worldwide Hard Assets Fund, Gold and Natural Resources Fund, and Worldwide Bond Fund series of the Trust, as more fully described in the prospectuses and statements of additional information contained in Post-Effective Amendment No. 14 (the "Amendment") to the Registration Statement on Form N-lA (Registration No. 33-13019) of the Trust to be filed with the Securities and Exchange Commission.

     We have examined the Master Trust Agreement of the Trust dated January 7, 1987, as amended, the By-laws of the Trust, the records of certain meetings of the Trustees of the Trust, the prospectuses and statements of additional information contained in the Amendment, and such other documents, records and certificates as we have deemed necessary for the purposes of this opinion.

     Based upon the foregoing, we are of the opinion that the Shares, when issued and sold in accordance with the terms of the applicable prospectus and statement of additional information in effect at the time of sale, will be legally issued, fully paid and non-assessable by the Trust.

     We hereby consent to the reference to this firm in the prospectuses contained in the Amendment under the heading "Counsel" and in the statements of additional information under the heading "Additional Information-Counsel" which form a part of the Amendment and to the filing of this opinion as an exhibit to the Amendment

                                    Very truly yours,

                                    /s/ Goodwin, Procter & Hoar
                                    GOODWIN, PROCTER & HOAR

                                                                EXHIBIT 99.10(a)


[Letterhead of Van Eck Global]


October 9, 1995



Van Eck Worldwide Insurance Trust
99 Park Avenue
New York, New York  10016


Gentlemen:

  As Vice President and Secretary to Van Eck Worldwide Insurance Trust (the "Trust"), a Massachusetts business trust, I have been asked to render my opinion with respect to the issuance of shares of beneficial interest, par value $.001 per share, of the Trust (the "Shares") representing interests in the Worldwide Emerging Markets series of the Trust, as more fully described in the prospectus and statement of additional information contained in Post-Effective Amendment No. 15 (the "Amendment") to the Registration Statement on Form N-1A (Registration No. 33-13019) of the Trust to be filed with the Securities and Exchange Commission.

  I have examined the Master Trust Agreement of the Trust dated January 7, 1987, as amended, the By-laws of the Trust, the records of certain meetings of the Trustees of the Trust, the prospectus and statement of additional information contained in the Amendment, and such other documents, records and certificates as I have deemed necessary for the purposes of this opinion.

  Based upon the foregoing, I am of the opinion that the Shares, when issued and sold in accordance with the terms of the prospectus and statement of additional information in effect at the time of sale, will be legally issued, fully paid and non-assessable by the Trust.

  I hereby consent to the filing of this opinion as an exhibit to the Amendment.

                            Very truly yours,

                            /s/ Thaddeus Leszczynski

                            Thaddeus Leszczynski
                            Vice President and Secretary

                                                                EXHIBIT 99.10(b)

[Letterhead of Van Eck Global]

October 9, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen or Ladies:

As counsel to Van Eck Worldwide Insurance Trust, I have reviewed Post-Effective Amendment No. 15 (the "Amendment") to Registration Statement No. 33-13019. My review of the Amendment has not revealed any disclosure which would render the Amendment ineligible to become effective pursuant to Rule 485(b) under the Securities Act of 1933.

Very truly yours,

/s/ Thaddeus Leszczynski

Thaddeus Leszczynski
Secretary